UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 25, 2007 (May 21, 2007)

MILLENNIUM QUEST, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-31619	87-0430320
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)
Beihuan Zhong Road Junan County Shandong, China 276600 (Address of Principal Executive Offices)
(86) 539-7318818 Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

(i) As previously reported in the current report on Form 8-K filed May 9, 2007, on May 21, 2007, Michael J. Larsen, PC was dismissed as the independent auditor of our holding company, Millennium Quest, Inc. (the “Company”), effective upon the completion of the filing of the Company’s Form 10-QSB on May 21, 2007, and the Company elected to continue the existing relationship of its subsidiary International Lorain Holding, Inc. with Samuel H. Wong & Co., LLP and appointed Samuel H. Wong & Co., LLP as its independent auditor.

(ii) Michael J. Larsen, PC’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its reports for the fiscal years ended December 31, 2006 and 2005 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

(iii) The Company’s board of directors recommended and approved the decision to change its independent auditor.

(iv) In connection with the audits of the fiscal years ended December 31, 2006 and 2005, and during the subsequent interim period through May 21, 2007, there were (1) no disagreements with Michael J. Larsen, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Michael J. Larsen, PC, would have caused Michael J. Larsen, PC to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

(b) Engagement of New Independent Registered Public Accounting Firm

During the fiscal years ended December 31, 2006 and 2005 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Samuel H. Wong & Co., LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Samuel H. Wong & Co., LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

(c) The Company provided Michael J. Larsen, PC with a copy of this disclosure on May 23, 2007, providing Michael J. Larsen, PC with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respect in which Michael J. Larsen, PC does not agree with the statements contained herein. A letter from Michael J. Larsen, PC dated May 23, 2007 is attached as Exhibit 16.1 to this current report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description

16.1	Letter from Michael J. Larsen, PC to the U.S. Securities and Exchange Commission dated May 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2007

MILLENNIUM QUEST, INC.

By: _/s/ Si Chen__________________
Si Chen, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Michael J. Larsen, PC to the U.S. Securities and Exchange Commission dated May 23, 2007.